o482 STKPA2

                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF

                       FRANKLIN VALUE FUND - ADVISOR CLASS
                               DATED MARCH 1, 1998

The prospectus is amended as follows:

I. The section "Who Manages the Fund? - Management Team" is replaced in its entirety with the following:

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: William J. Lippman, Bruce C. Baughman, and Margaret McGee since the Fund's inception and Gerard P. Sullivan since March 1998.

 William J. Lippman
 President of Advisory Services

Mr. Lippman holds a Master of Business Administration degree from New York University and a Bachelor of Business Administration degree from City College New York. Mr. Lippman has been in the securities industry for over 30 years and with the Franklin Templeton Group since 1988.

 Gerard P. Sullivan
 Portfolio Manager of Advisory Services

Mr. Sullivan holds a Master of Business Administration degree in Finance and Accounting from the Columbia Graduate School of Business and a Bachelor of Arts degree in Political Science from Columbia University. He has been with the Franklin Templeton Group since March 1998. Previously, he was a Portfolio Manager for SunAmerica Asset Management from February 1995 to February 1998 and a Portfolio Manager for Texas Commerce Investment Management & Co. from July 1993 to February 1995.

 Bruce C. Baughman
 Vice President of Advisory Services

Mr. Baughman holds a Master of Science degree in Accounting from New York University and a Bachelor of Arts degree from Stanford University. He has been with the Franklin Templeton Group since 1988.

 Margaret McGee
 Vice President of Advisory Services

Ms. McGee holds a Bachelor of Arts degree in Business Administration from William Paterson University. She has been in the securities industry since 1985 and with the Franklin Templeton Group since 1988.

II. The second category under "How Do I Buy Shares? - Minimum Investments," discussing minimum investments for qualified registered investment advisors, is replaced with the following:

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial and $50 minimum subsequent investment requirement

III. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

IV. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, the series of Franklin Templeton Fund Allocator Series, or certain defined contribution plans that qualify to buy shares with no minimum initial investment requirement.

                 Please keep this supplement for future reference.